November 9, 1999

Dear Shareholder,

We are pleased to provide you with information to help you with your 1999 year-end tax planning. Listed below are preliminary estimates of year-end distributions of ordinary income and capital gains for the Portfolios of The Lazard Funds, Inc. The Lazard Funds will be paying dividends and capital gains, if any, on December 20, 1999. The shareholder record date will be December 16, 1999 and the ex-dividend date will be December 17, 1999.


                                        ESTIMATED ORDINARY         ESTIMATED SHORT-TERM       ESTIMATED LONG-TERM
                                          INCOME DIVIDEND               CAPITAL GAIN             CAPITAL GAIN
PORTFOLIO                                   PER SHARE              DISTRIBUTION PER SHARE     DISTRIBUTION PER SHARE

Lazard Equity                                 $0.19                        -                        $0.63

Lazard International Equity                   $0.48                      $0.13                      $0.80

Lazard International Fixed-Income*              -                          -                          -

Lazard Bond*                                    -                          -                          -

Lazard Strategic Yield*                       $0.07                        -                          -

Lazard Small Cap                              $0.09                      $0.19                      $0.58

Lazard Emerging Markets                       $0.08                        -                          -

Lazard International Small Cap                $0.11                        -                        $0.03

Lazard Global Equity                          $0.15                      $0.19                      $0.33

Lazard Mid Cap                                $0.02                        -                          -

Lazard High Yield*                            $0.01                        -                          -


* Ordinary income dividends, if any, are paid on the last business day of the month.

Please be advised that these estimates may change prior to payable date due to book/tax adjustments and changes in shares outstanding. You will be receiving formal tax information regarding your account, from the Fund, in January 2000. Please consult your tax advisor as to how these distributions may affect your individual tax returns.

Sincerely,


The Lazard Funds, Inc.